Auditor's remuneration (Tables)	12 Months Ended
Dec. 31, 2020
39. Auditor's remuneration
Auditor's remuneration

Auditor’s remuneration is included within consultancy, legal and professional fees in administration and general expenses and comprises:

	2020	2019	2018
	£m	£m	£m
Audit of the Barclays Bank Group's annual accounts	17	16	14
Other services:
Audit of the Barclays Bank PLC subsidiaries[a]	13	12	10
Other audit related fees[b]	7	6	6
Other services	1	1	1
Total Auditor's remuneration	38	35	31

Notes

aComprises the fees for the statutory audit of the subsidiaries both inside and outside UK and fees for the work performed by associates of KPMG in respect of the consolidated financial statements of the Company.

bComprises services in relation to statutory and regulatory filings. These include audit services for the review of the interim financial information under the Listing Rules of the UK listing authority.